UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 2, 2006

BELLSOUTH CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

GEORGIA

(State or Other Jurisdiction of Incorporation)

1-8607	58-1533433
(Commission File Number)	(IRS Employer Identification No.)

Room 15G03, 1155 Peachtree Street, N. E., Atlanta, Georgia	30309-3610
(Address of Principal Executive Offices)	(Zip Code)

(404) 249-2000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On August 2, 2006, BellSouth issued and sold $1,200,000,000 aggregate principal amount of Floating Rate Notes due 2008. The Registrant is filing this Current Report on Form 8-K so as to file with the Commission certain items that are to be incorporated by reference into its Registration Statement (File No. 333-117772).

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit No.

1-a	Underwriting Agreement dated as of August 2, 2006 between BellSouth Corporation, Goldman, Sachs & Co. and J. P. Morgan Securities Inc., as representatives of the several underwriters.

4-a	Form of Floating Rate Note.

23-a	Consent of Ernst & Young LLP, independent registered public accounting firm.

23-b	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BELLSOUTH CORPORATION

By: /s/ Raymond E. Winborne, Jr.
Raymond E. Winborne, Jr.
Controller
August 3, 2006